Exhibit 99.2

BOOZ ALLEN HAMILTON INVESTOR PRESENTATION JUNE 2021 Collaboration space, Alexandria, VA

# DISCLAIMER

Forward Looking Safe Harbor Statement

Certain statements contained in this presentation and in related comments by our management include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen's preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "forecasts," "expects," "intends," "plans," "anticipates," "projects," "outlook," "believes," "estimates," "predicts," "potential," "continue," "preliminary," or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct.

These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, which can be found at the SEC's website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Note Regarding Non-GAAP Financial Data Information

Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen's performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen's performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen's performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen's industry.

The annual financial information for the fiscal years ended March 31, 2017 and 2016 presented herein was retroactively recast for the effects of ASC 606 and ASU 2017-07, as required.

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. The offering will be made only by means of an offering memorandum related to the securities. Before you invest in the offering, you should read the offering memorandum and the documents Booz Allen has filed with the SEC for more complete information about Booz Allen and the offering. The offer and sale of the securities has not been registered under the U.S. Securities Act of 1933, as amended (Securities Act), have not been registered or qualified for distribution under the laws of any other jurisdiction, and are being offered only to "qualified institutional buyers" under Rule 144A under the Securities Act and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

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# LIBERTY IT SOLUTIONS OVERVIEW

**Liberty IT Solutions is a Leading Provider of Digital Transformation Solutions**

Headquartered in **Herndon, VA**

Founded in **2010**

**~600** Employees Nationwide

### SOLUTIONS ARCHITECTING & INTEGRATION
Integrate best-of-breed, commercially available technologies, including market-leading SaaS solutions, to help enable greater efficiency and end-user experience

### AGILE DEVSECOPS
Employ complex software engineering underpinned by scalable, adaptable, and repeatable processes designed to iteratively deliver and support solutions

### API DEVELOPMENT
Develop modern Application Programming Interface (API) frameworks that enable acceleration of business value through reuse of a catalog of existing services and applications

### LOW-CODE / NO-CODE
Quickly deploy rapid SaaS implementations utilizing LCNC delivery methodologies to build sustainable products and achieve rapid time to value

### DATA MANAGEMENT & ANALYTICS
Enable agencies to manage overwhelming amounts of distributed data by employing emerging technologies to convert data into actionable intelligence

### CLOUD ENABLEMENT
Develop, deploy, and manage flexible, scalable, secure, and cost-effective solutions that leverage cloud-hosted, on premise, and hybrid designs

### KEY PARTNERS
- *Salesforce*
- *Google*
- *MuleSoft*
- *Amazon*

INTEGRATED SOLUTIONS DELIVERY MODEL

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# TRANSACTION STRATEGIC BENEFITS

| | |
|---|---|
| Leading Federally-Focused Digital Solutions Provider | + One of the largest independent pure-play IT solutions providers focused on digital modernization, across the entire federal health space<br>+ Market leader in LCNC solutions and premier Salesforce partner with a track record of 30+ successful Salesforce projects and production scale implementations<br>+ Poised to maximize market opportunity in:<br>– Burgeoning federal civilian market: expected to grow at a ~18% CAGR to reach a $2B+ market size in GFY25 (1)<br>– Larger modernization market: ~$9B market, expected to grow at a ~6% CAGR through GFY25 (1) |
| Dedicated Agile Center of Excellence | + 100% Agile certified workforce located in Melbourne, FL integrates core technology capabilities with next generation Agile processes<br>+ Highly technical workforce with 100+ Salesforce architects, managers and developers, and 300+ certifications<br>+ Rapid prototyping, continuous integration, deep functional expertise, and scrum team collaboration<br>+ Salesforce talent development hub that can rapidly scale a highly certified technical workforce |
| Strategic Revenue Synergies | + Our combined digital capabilities, coupled with Booz Allen's already strong position in Cyber and AI, position us well to support the Administration's IT modernization agenda across all civilian agencies<br>+ Acquisition is expected to create significant value through meaningful revenue synergies and be a growth driver within Booz Allen's federal and civil portfolio |

*(1) Source: Market size and growth data per Avascent Group, March 2021.*

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COMBINATION EXPECTED TO GARNER SIGNIFICANT VALUE FOR ALL PARTICIPANTS The image part with relationship ID rId2 was not found in the file. The image part with relationship ID rId4 was not found in the file. The image part with relationship ID rId6 was not found in the file. + High historical EBITDA growth for Liberty enhances Booz Allen profitability profile + Strategically deploys capital for a growth accelerator across the Civil portfolio, with near and long - term value creation opportunities + No cost synergies embedded into transaction expectations + Combination of experienced leadership teams and highly - technical work forces + Shared culture of innovation, teamwork and supporting of those who served in the armed forces + Commitment to investing in employee development across both organizations + Ability to connect employees in digital delivery hubs including Melbourne, FL; Charleston, SC; and Laurel, MD + Expands access to digital transformation solutions and strategic Low - Code / No - Code capabilities across federal and civil end customers + Customers expected to benefit from fully integrated services provider with a broader and deeper range of transformative technologies for all their critical needs + Provides federal clients with the scale needed to implement legacy modernization Shareholders Customers Employees 5

# BROAD CUSTOMER BASE

WE SERVE A BROAD CUSTOMER BASE THAT SPANS ACROSS THE U.S. GOVERNMENT, INTERNATIONAL AND COMMERCIAL MARKETS

**DEFENSE, 49%**

- Air Force
- Army
- Joint Combatant Commands
- Navy/Marine Corps


Broad Customer Base(1)

**CIVIL, 28%**

- Homeland Security
- Health & Human Services
- Veterans Affairs
- Treasury
- Justice

**INTELLIGENCE, 20%**

- **U.S. Intelligence Agencies:** National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office
- **Military Intelligence Agencies:** Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units

**GLOBAL COMMERCIAL, 3%**

- **Commercial:** Financial Services, Health and Life Sciences, Energy, and Technology
- **International:** Middle East and Europe

*Note: The Budget Control Act of 2011 ("BCA") originally required nine automatic spending cuts (referred to as "sequestration") of $109 billion annually from 2013 to 2021, half of which was intended to come from defense programs, though less than $1 billion has been cut for defense programs per year under the BCA. Mandatory sequestrations under the BCA were subsequently extended by the Bipartisan Budget Act of 2013, the Bipartisan Budget Act of 2015, the Bipartisan Budget Act of 2018, the Bipartisan Budget Act of 2019 and the Coronavirus Aid, Relief and Economic Security Act of 2020, which did not specify an amount of savings required to be achieved through sequestration after 2021 but apply an 8.3% reduction in defense spending in each year from 2021 to 2030.*

*(1) All percentages of revenue are approximate; exact percentages of revenue are reported in our Form 10-K for the fiscal year ended March 31, 2021.*

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(1) For more information on the components of backlog, and the differences between backlog and remaining performance obligati ons , please see the Company's Form 10 - K for the fiscal year ended March 31, 2021; totals may not sum due to rounding. STRONG BACKLOG & BOOK - TO - BILL PROVIDES REVENUE VISIBILITY 7

HIGH QUALITY & DIVERSIFIED CONTRACT PORTFOLIO 8 We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber, focused on agencies ranging from defense to health, energy, and international development 90% 61% 88% 56% Recompetes New Business 0% 50% 100% FY'20 FY'21 + Founded in 1914 (100+ year history) + Headquartered in McLean, VA (close to core clients) + November 2010 IPO (NYSE listed under ticker BAH) + Single P&L (drives collaboration across leadership) + $7.9B in FY 2021 Revenue + $609M in FY 2021 Net Income (7.7% margin) + $840M in FY 2021 Adj . EBITDA (10.7% margin) + Pure - play services provider (97% U.S. Gov’t Revenue – Q4’21) + Diversification insulates P&L (~4,300 total contracts & task orders) (1) (1) Contract information includes contracts and task orders as of March 31, 2021 (2) Contract information includes contracts and task orders as of March 31, 2020 for FY’20 and as of March 31, 2021 for FY’21. Prime 93% Sub 7% KEY HIGHLIGHTS WIN RATE (2) Q4’21 PRIME / SUB

# SUPERIOR TALENT BASE REPRESENTS COMPETITIVE ADVANTAGE



Horacio D. Rozanski
*President and CEO*



Lloyd W. Howell, Jr.
*CFO and Treasurer*



Nancy J. Laben
*Chief Legal Officer*



Elizabeth M. Thompson
*Chief People Officer*



Kristine Martin Anderson
*Civilian Services Group Lead*



Karen M. Dahut
*Global Defense Group Lead*



Gary D. Labovich
*Management Systems Modernization Lead*



Judi Dotson
*National Security Group Lead*



Susan L. Penfield
*Chief Innovation Officer and Strategic Innovation Group Lead*


~27,700 employees
~1,000 LOCATIONS IN 20 COUNTRIES

**DIVERSITY MEASURES**

**36%** of our global workforce identified as female, including **34%** of senior management and **67%** of executive leadership

**32%** of our U.S. workforce identified as BIPOC, including **19%** of our senior management and **22%** of executive leadership

**30%** of new employee hires globally identified as female and **37%** in the U.S. identified as BIPOC

**30%** of employee departures globally identified as female and **35%** in the U.S. identified as BIPOC

**CREDENTIALS**

- **~27%** are Veterans
- **~68%** have security clearances
- **~87%** hold bachelor's degrees
- **~41%** hold master's degrees
- **~3%** hold doctoral degrees

*As reported in the Company's Form 10-K for the fiscal year ended March 31, 2021.*

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HISTORICAL FINANCIALS (1) A reconciliation of non - GAAP financial measures can be found in the appendix. (2) Net Cash Provided by Operating Activities less Purchases of Property, Equipment and Software . 10 Revenue ($BN) Backlog ($BN) Adj. EBITDA (1) ($MM) / Margin Free Cash Flow (1)(2) ($MM) $5.8 $6.2 $6.7 $7.5 $7.9 $0.0 $3.0 $6.0 $9.0 FY17 FY18 FY19 FY20 FY21 $569 $584 $675 $754 $840 9.8% 9.5% 10.1% 10.1% 10.7% 0% 4% 8% 12% 16% $0 $300 $600 $900 FY17 FY18 FY19 FY20 FY21 Adj. EBITDA Margin $13.6 $16.0 $19.3 $20.7 $24.0 $0 $5 $10 $15 $20 $25 $30 FY17 FY18 FY19 FY20 FY 21 $328 $291 $405 $423 $631 $0 $1,000 $2,000 $3,000 $0 $200 $400 $600 $800 FY17 FY18 FY19 FY20 FY21 Cumulative Free Cash Flow

KEY FINANCIAL RESULTS FOURTH QUARTER & FISCAL YEAR 2021 RESULTS (1) Comparisons are to prior fiscal year period ; totals may not sum due to rounding. 11

# THREE-YEAR INVESTMENT THESIS RESULTS

## DELIVERING STRONG FINANCIAL RETURNS THROUGH OUR UNIQUE MARKET POSITION

*Our strong ADEPS performance was supported by organic revenue growth, margin expansion, and strategic capital deployment*

*We nearly doubled our original ADEPS growth goal of 50%*


~96% ADEPS Growth
$1.99
$3.90
FY18
FY21


Organic Revenue Growth
8.4% CAGR
Three-Year Goal: 6 — 9% CAGR
$6.2B
$7.9B
FY18
FY21
Adjusted EBITDA Margin
+120 bps expansion
Three-Year Goal: 10 — 30 bps Margin Expansion
9.5%
10.7%
FY18
FY21
Capital Deployment(1)
~$1.3B Deployed
Three-Year Goal: $1.4B Deployed
$364.2M
$333.2M
$571.3M
FY19
FY20
FY21

*Original three-year Investment Thesis reflects performance in FY19, FY20 and FY 21.*
*(1) Total amount of capital deployed for FY21 does not include the ~$2M in applicable fees related to the Company's minority investment in Tracepoint.*

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• "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expense s because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which ma nag ement believes provides useful information to our investors about our core operations. • "Adjusted Operating Income" represents operating income before transaction costs, fees, losses, and expenses, including fees associated with debt prepayments and supplemental employee benefits due to the COVID - 19 outbreak and acquisition - related costs. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non - recurring nature or because they result from an event of a similar nature. • "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization an d before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, supplemental employee benefits due to the COVID - 19 outbreak and acquisition related costs. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calcul ate d as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. We prepare Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indi cat ive of ongoing operating performance due to their inherent unusual, extraordinary or non - recurring nature or because they result fro m an event of a similar nature. • "Adjusted Net Income" represents net income before: (i) supplemental employee benefits due to the COVID - 19 outbreak, (ii) resear ch and development tax credits, (iii) release of income tax reserves, (iv) loss on debt extinguishment, (v) transaction costs, fees, losses and expenses, including fees associated with debt prepayments, (vi) acquisition related costs , ( vii) re - measurement of deferred tax assets/liabilities, (viii) amortization or write - off of debt issuance costs and write - off of original issue discount and (ix) amortization of intangible assets, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performa nce due to their inherent unusual, extraordinary, or non - recurring nature or because they result from an event of a similar nature. • "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Ad jus ted Diluted EPS does not contemplate any adjustments to net income as required under the two - class method of calculating EPS as required in accordance with accounting principles generally accepted in the United States, or GAAP. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipm ent , and software. NON - GAAP FINANCIAL INFORMATION 30

NON - GAAP FINANCIAL INFORMATION 31

NON - GAAP FINANCIAL INFORMATION 32 (a) Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. (b) Fiscal 2017 reflects debt refinancing costs associated with the refinancing transaction consummated on July 13, 2016. Fiscal 2019 reflects debt refinancing costs associated with the refinancing transaction consummated on July 23, 2018. Fiscal 2020 reflects debt refinancing costs incurred in connection with the refinancing transactions consummated on November 26, 2019. (c) Represents the supplemental contribution to employees' dependent care FSA accounts in response to the COVID - 19 outbreak. (d) Represents certain costs incurred related to acquisition efforts of the Company, including legal and other professional fees. (e) Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. (f) Reflects tax credits, net of reserves for uncertain tax positions, recognized in fiscal 2021 and 2020 related to an increase in research and development credits available for fiscal years 2016 to 2019 and fiscal years 2016 to 2020, respectively. (g) Release of pre - acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition. (h) Fiscal 2021 reflects the income tax benefit associated with tax losses generated during fiscal 2021 as a result of a change in certain tax methods of accounting. The Company intends to carry these losses back to fiscal 2016 and subsequent periods under the Coronavirus Aid, Relief and Economic Security Act and has re - measured the fiscal 2021 loss accordingly. Fiscal 2019 and 2018 reflect the adjustments made to the provisional income tax benefit associated with the re - measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the "2017 Tax Act"). (i) Fiscal 2016 and 2017 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. With the enactment of the 2017 Tax Act, fiscal 2018 adjustment is reflected using an assumed effective tax rate of 36.5%, and fiscal 2019, 2020, and 2021 adjustments are reflected using an assumed effective tax rate of 26%, which approximate the blended federal and state tax rates for fiscal 2018, 2019, and 2020 respectively, and consistently exclude the impact of other tax credits and incentive benefits realized. (j) Reflects the loss on debt extinguishment resulting from the redemption of Booz

Allen Hamilton Inc.'s 5.125% Senior Notes due 2025 (the "2017 Senior Notes"). (k) Excludes adjustments associated with the application of the two - class method for computing diluted earnings per share. $ in thousands, except for shares and per share data FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 Revenue, Excluding Billable Expenses Revenue 5,405,738$ 5,809,491$ 6,167,600$ 6,704,037$ 7,463,841$ 7,858,938$ Billable Expenses 1,513,083 1,751,077 1,861,312 2,004,664 2,298,413 2,325,888 Revenue, Excluding Billable Expenses 3,892,655$ 4,058,414$ 4,306,288$ 4,699,373$ 5,165,428$ 5,533,050$ EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue Net income 294,094$ 260,825$ 301,692$ 418,529$ 482,603$ 608,958$ Income tax (benefit) expense 85,368 164,832 128,344 96,874 96,831 53,481 Interest and other, net (a) 65,122 80,357 89,687 86,991 89,768 91,932 Depreciation and amortization 61,536 59,544 64,756 68,575 81,081 84,315 EBITDA 506,120 565,558 584,479 670,969 750,283 838,686 Transaction expenses (b) — 3,354 — 3,660 1,069 — COVID-19 supplemental employee benefits (c) — — — — 2,722 577 Acquisition costs (d) — — — — — 411 Adjusted EBITDA 506,120$ 568,912$ 584,479$ 674,629$ 754,074$ 839,674$ Adjusted EBITDA Margin on Revenue 9.4% 9.8% 9.5% 10.1% 10.1% 10.7% Adjusted Net Income Net income 294,094$ 260,825$ 301,692$ 418,529$ 482,603$ 608,958$ Transaction expenses (b) — 3,354 — 3,660 1,069 — COVID-19 supplemental employee benefits (c) — — — — 2,722 577 Amortization of intangible assets (e) 4,225 4,225 — — — — Amortization or write-off of debt issuance costs and write-off of original issue discount 5,201 8,866 2,655 2,920 2,395 2,402 Research and development tax credits (f) — — — — (38,395) (2,928) Release of income tax reserves (g) (53,301) — — (462) (68) (29) Remeasurement of deferred tax assets/liabilities (h) — — (9,107) (27,908) — (76,767) Adjustments for tax effect (i) (3,770) (6,578) (969) (1,711) (1,608) (4,324) Loss on debt extinguishment (j) — — — — — 13,239 Acquisition costs (d) — — — — — 411 Adjusted Net Income 246,449$ 270,692$ 294,271$ 395,028$ 448,718$ 541,539$ Adjusted Diluted Earnings per Share Weighted-average number of diluted shares outstanding 149,719,137 150,274,640 147,750,022 143,156,176 141,238,135 138,703,220 Adjusted Net Income per Diluted Share (k) 1.65$ 1.80$ 1.99$ 2.76$ 3.18$ 3.90$ Free Cash Flow Net cash provided by operating activities 249,234$ 382,277$ 369,143$ 499,610$ 551,428$ 718,684$ Less: Purchases of property and equipment (66,635) (53,919) (78,437) (94,681) (128,079) (87,210) 182,599$ 328,358$ 290,706$ 404,929$ 423,349$ 631,474$

FINANCIAL RESULTS – KEY DRIVERS Fourth Quarter Fiscal 2021 – Below is a summary of the key factors driving results for the fiscal 2021 fourth quarter ended March 31, 2021 as compared to the prior year: • Revenue increased by 0.5% to $2.0 billion and Revenue, Excluding Billable Expenses increased 1.5% to $1.4 billion, with both increases primarily driven by strong execution on sustained client demand and headcount to meet that demand. Revenue growth for the quarter was also negatively impacted by lower billable expenses primarily due to lower subcontractor costs driven by client demand and timing of client needs and lower direct cost purchases for clients, including travel. The impact of COVID - 19, including on travel, drove volatility in the timing and magnitude of billable expenses. • Operating Income increased 14.7% to $171.0 million and Adjusted Operating Income increased 12.9% to $171.4 million. Increases in both were primarily driven by the same factors driving revenue growth, as well as strong cost management efforts, and reductions in certain types of expenses, like travel and meetings. These were partially offset by the inability to recognize revenue on, or bill for, fee on certain contracts involving a ready workforce of approximately $2.0 million. • Net income increased 43.4% to $199.2 million and Adjusted Net Income increased 19.9% to $123.2 million. These changes were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Net income was also affected by a $76.7 million tax benefit recognized in the fourth quarter resulting from the change in certain tax methods of accountin g. • EBITDA increased 13.3% to $192.5 million and Adjusted EBITDA increased 11.8% to $192.9 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. • Diluted EPS increased to $1.43 from $0.98 and Adjusted Diluted EPS increased to $0.89 from $0.73. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, as well as decreased interest expense and a lower share count in the fourth quarter of fiscal 2021. 33

# FINANCIAL RESULTS – KEY DRIVERS

***Fiscal Year Ended March 31, 2021** – Below is a summary of the key factors driving results for the fiscal year ended March 31, 2021 as compared to the prior year:*

*• Revenue increased by 5.3% to $7.9 billion and Revenue, Excluding Billable Expenses increased 7.1% to $5.5 billion, with both increases primarily driven by strong execution on sustained client demand and headcount to meet that demand. The Company also benefited from higher staff utilization in the first half of the year as compared to the prior year driven by fewer PTO days taken by our employees which resulted in increases in our direct labor and corresponding generation of revenue growth. Revenue growth also benefited from an overall increase in billable expenses primarily attributable to an increase in use of subcontractors driven by client demand. The increase was partially offset by decreases in expenses from contracts which require the Company to incur direct and travel expenses on behalf of clients compared to the prior year. The impact of COVID-19 drove volatility in the timing and magnitude of billable expenses.*

*• Operating Income increased 12.7% to $754.4 million and Adjusted Operating Income increased 12.2% to $755.4 million. Increases in both were primarily driven by the same factors driving revenue growth, as well as strong cost management efforts, and reductions in certain types of expenses, like travel and meetings. These were partially offset by the inability to recognize revenue on, or bill for, fee on certain contracts involving a ready workforce of approximately $24.0 million.*

*• Net income increased 26.2% to $609.0 million and Adjusted Net Income increased 20.7% to $541.5 million. These changes were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Net income was also affected by a $76.7 million tax benefit recognized in the fourth quarter resulting from the change in certain tax methods of accounting.*

*• EBITDA increased 11.8% to $838.7 million and Adjusted EBITDA increased 11.4% to $839.7 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income.*

*• Diluted EPS increased to $4.37 from $3.41 and Adjusted Diluted EPS increased to $3.90 from $3.18. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, as well as decreased interest expense and a lower share count in the fourth quarter of fiscal 2021.*

*• As of March 31, 2021, total backlog was $24.0 billion, an increase of 15.9%. Funded backlog was $3.5 billion, an increase of 2.8%.*

*• Net cash provided by operating activities was $718.7 million for the year ended March 31, 2021 as compared to $551.4 million in the prior year. The increase in operating cash flows was primarily driven by collections growth in excess of revenue growth. Higher income taxes paid in fiscal 2021 were offset by lower disbursements primarily attributable to strong cost management and lower expenses primarily attributable to COVID-19. Free Cash Flow was $631.5 million for the twelve months ended March 31, 2021 as compared to $423.3 million in the prior year period. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, as well as a decrease in capital expenditures reflecting a shift away from facilities investment towards technology and tools needed to support the virtual work environment. Additionally, we continue to modernize our corporate information technology infrastructure including the implementation of new financial management systems on April 1, 2021.*

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